EXHIBIT 10.1
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                              CONSULTANT AGREEMENT


         THIS CONSULTANT SERVICES AGREEMENT ("Agreement") is made effective on this the 21st day of October, 1999, by IRT INDUSTRIES, INC., a Florida corporation ("IRT"), and Stephen A. Krause ("Consultant"), for consulting as designated by the Board of Directors of IRT, in relation to the License Agreement with Commerce Capital Group a South Carolina Limited Liability Company "CCG".

         WHEREAS the Consultant shall be responsible for all communications between CCG and IRT, and for project management and programming oversight with CCG in the development and timely implementation of the Internet software application referenced in a license agreement between IRT and CCG.

                                R E C I T A L S:


         The Company wishes to grant the Consultant, and Consultant wishes to receive, as full compensation for such consultation services to the Company, options to purchase 300,000 Shares of the common stock of the Company ("Common Stock"), all pursuant to the provisions set forth herein;


         NOW, THEREFORE, in consideration of the sum of twenty ($20.00) Dollars, and other good and valuable consideration, the premises, mutual promises, covenants, terms and conditions herein, the receipt and sufficiency of which, are hereby acknowledged by the parties, and the parties do hereby agree as follows:


1.       GRANT OF SHARES.  The Company hereby grants to the  Consultant  options
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         redeemable for shares of Common Stock (the "Shares") in the Company.

2.       SHARE  DELIVERY.  The Company shall  deliver,  subject to the terms and
         ---------------
         conditions of this Agreement, to the Consultant, the Shares in the form of options for common stock at an exercise price of .0001 per share. The options will be made available to the consultant in two increments of 150,000 shares each. The first option for 150,000 shares may be exercised immediately upon execution of the agreement and implementation of a stock plan for payment to consultants. The second option for 150,000 shares may be exercised on September 30, 2000. Both options will expire three (3) years after the completion of the contract period.

3.       EXPENSES.  In addition to the Consultant's direct compensation,  during
         --------
         the time period in which the Consultant is employed on a full-time basis, the Company will reimburse the Consultants direct and indirect expenses through the payment of a "per diem" expense allotment of one hundred dollars ($100) per working day.


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4.        SERVICES. Consultant has been engaged by IRT and Consultant agrees
          --------
          that he will render IRT business consultation services as they relate to implementation of the web based application and related interfaces with IRT's contract with Commerce Capital Group LLC (CCG). Consultant promises services until September 30, 2000. Such services shall include coordinating software development between IRT and CCG including implementation, supervision and support of the related websites and their integration with CCG's applications. Consultant will work on a full-time basis until the full estate planning application is implemented. After the full estate planning application is implemented, the Consultant will work on a part-time basis. While working part-time the Consultant will be on-call to support resolution of system issues, and will make himself available to supply such assistance for up to 15 hours per week. Should business requirements dictate that the consultant work on a full-time basis beyond February 28th, 2000, the Consultant shall have the option to attain additional consideration/compensation. Such compensation must be agreed upon by both the Consultant and IRT and will be effective March 1, 2000. Should the Consultant and IRT be unable to agree upon terms for an extension of full-time service beyond February 28th, 2000 the Consultant will retain full ownership of the stock options already vested, but will waive rights on options scheduled to be vested at the end of the contract.

5.        COMPENSATION. The Consultant is not entitled to receive cash
          ------------
          compensation from any party in connection herewith, other than the reimbursement of expenses as noted in "Paragraph 3" above. Also in connection herewith, Consultant acknowledges that due to the appearance of potential conflicts of interest and/or undue influence that no outside compensation will be paid to Consultant for services rendered in relation to this agreement, including CCG, or any related person or entity. All Compensation shall be made in the form of "Common Stock" of IRT Industries, Inc., as listed on the NASDAQ OTC-BB symbol "IRTG" and the receipt of the shares as referenced herein shall constitute full compensation. Consultant agrees that such sole compensation shall be the Shares as identified in "Paragraph 2" above. IRT shall incur no direct or indirect liabilities for expenses that Consultant may incur or cause CCG to incur. The Consultant also acknowledges that his employment with IRT shall be as an "independent contractor" within the meaning of such as defined by the Internal Revenue Code, and consultant further acknowledges that he will be solely responsible for all taxes resulting from his compensation in connection herewith.

6. REGISTRATION OR EXEMPTION. Notwithstanding anything to the contrary --------------------------- contained herein, the Shares may not be issued upon exercise of the option, unless the Shares are registered pursuant to the Securities Act of 1933, as amended ("Act"), or an exemption from such registration is available.

7.        COMPANY'S RIGHTS. The existence of the Shares and/or this Plan shall
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          not affect in any way the rights of IRT to conduct its normal or any legal business of IRT.

8.        AMENDMENTS. This Agreement may not be amended unless by the written
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          consent of the Board of IRT and Consultant.


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

9.        EXCLUSIVE. The Consultant agrees that during the period from the
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          beginning of this Agreement until September 30, 2000, Consultant will not engage any outside commitments, which will render him unable to comply fully as anticipated herein with his duties and obligations to IRT.

10.       GOOD FAITH AND FAIR DEALING. The Consultant will use every reasonable
          ---------------------------
          precaution to ensure that no material facts, representations or promises are made without reasonable ability of any party to comply with such. Consultant shall at all times use every precaution to ensure that a high level of integrity and security is maintained in carrying out his duties in connection herewith, with the understanding that Consultant and IRT may be liable to CCG for unwarranted disclosure or loss.

11.       HOLD HARMLESS. The Consultant agrees to hold IRT and CCG harmless for
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          any and all liabilities, direct or indirect, hereafter that may arise from the action(s), or lack thereof, of the Consultant.

12.       GOVERNING LAW. This Agreement shall be governed entirely by the laws
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          of the State of North Carolina. The sole venue for any action arising hereunder shall be Mecklenburg County, North Carolina. Consultant hereby consents to and waives jurisdiction in any other forum.

13.       BINDING EFFECT. This Agreement shall be binding upon and for the
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          benefit of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates.

14.       CAPTIONS. The captions herein are for convenience and shall not
          --------
          control the interpretation of this Agreement.

15.       COOPERATION. The parties agree to execute such reasonable necessary
          -----------
          documents in order to carry out the intent and purpose of this Agreement as set forth herein.

16.       GENDER AND NUMBER. Unless the context otherwise requires, references
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          in this Agreement in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

17.       SEVERABILITY. In the event anyone or more of the provisions of this
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          Agreement shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Agreement shall be construed as if such unenforceable provision was never contained herein.

18.       ENTIRE AGREEMENT. This Agreement supersedes, circumvents and replaces
          ----------------
          any and all other agreements that may have been reached, and it shall replace such other agreements whether written or oral, in their entirety, except as otherwise provided herein.

19.       MULTIPLE COUNTERPARTS. This Agreement may be made and executed in
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          multiple counterparts each being considered an Original, the validity of which may not be contested.


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

20.       COLLABORATION WITH COMMERCE CAPITAL GROUP LLC. CCG has agreed to
          ---------------------------------------------
          confidentially make available to IRT's Consultant all "Information" necessary to perform his services hereunder. CCG shall provide to Consultant access to programmers, software, code, resources and programming theory, etc., as necessary to fulfill such requirements. Consultant agrees that he will not personally for his own use or benefit, or allow or cause another to use such information for his personal benefit or that of another including IRT, except as expressly set forth in the license agreement in relation hereto. Such Information, in its entirety, including any derivatives thereof, shall be considered the intellectual property of CCG and/or its licensors, and such shall remain the sole and absolute work product, property and intellectual property of CCG. Additionally, CCG may require, by separate agreement, and Consultant hereby agrees and consents to the execution of any other agreement including but not limited to a confidentiality agreement necessary to ensure such confidentiality, prior to the termination of this Agreement.

         NOW WHEREAS, in consideration of the foregoing, the parties having read, and understanding the same, or having had the opportunity to seek advice on same, the parties do hereby sign, and affix their seals and agree to be bound by the terms, conditions and provisions hereof, on this the day same bears date.


IRT Industries, Inc.                               Consultant



By:/s/ Dale K. Chapman                             By: /s/ Stephen A. Krause
--------------------------------                   -----------------------------

Dale K. Chapman, President, IRT Industries, Inc.   Stephen A. Krause, Consultant




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